LEASES-THE COMPANY AS LESSEE	12 Months Ended
Dec. 31, 2010
LEASES - THE COMPANY AS LESSEE [Abstract]
LEASES-THE COMPANY AS LESSEE
8.	LEASES – THE COMPANY AS LESSEE

Principal non-cancelable operating leases include land, office and terminal facilities, container ships, containers and equipment, leased for periods that expire through 2036. Management expects that, in the normal course of business, most operating leases will be renewed or replaced by other similar leases. Rental expense under operating leases totaled $45 million, $30 million, and $31 million for 2010, 2009, and 2008, respectively. Rental expense for operating leases that provide for future escalations are accounted for on a straight-line basis. Future minimum payments under non-cancelable operating leases as of December 31, 2010 were as follows (in millions):

Operating Leases

2011	$29
2012	25
2013	17
2014	14
2015	10
Thereafter	23
Total minimum lease payments	$118

In addition to the future minimum lease payments above, the Company has an operating lease for terminal facilities in Honolulu that includes a minimum annual commitment, which is calculated by the lessor based on capital improvements by the lessor and an allocation of lessor operating expenses. The Company's payments of volume-based charges to the lessor must meet or exceed the minimum annual commitment. The Company's volume-based payments to the lessor were approximately $21 million in 2010, $16 million in 2009, and $16 million in 2008, and there were no minimum annual guarantee payments in any year.